Exhibit 99.2

January 2006

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third's Investor Relations Department at (513) 534-0629 or Brad.Adams@53.com

R. Mark Graf	Matt Curoe	Brad Adams
SVP/Chief Financial Officer	VP/External Reporting	VP/Investor Relations
(513) 534-6924	(513) 534-0482	(513) 534-0983

Quarterly Data

	Three Month Ended
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Ratios (percent)
Return on average assets	1.27	1.51	1.63	1.62	0.72	1.95	1.91	1.88
Return on average equity	13.9	16.6	18.1	18.0	7.6	21.1	21.0	19.7
Average equity as a percent of average assets	9.12	9.11	8.98	9.02	9.51	9.21	9.08	9.55
Net interest margin (a)	3.11	3.16	3.29	3.38	3.35	3.42	3.54	3.60
Efficiency (a)	55.6	53.5	52.2	51.6	76.0	47.0	48.8	46.8
Net losses charged off as a percent of average loans and leases	0.67	0.38	0.34	0.40	0.44	0.40	0.43	0.54
Allowance for loan and lease losses as a percent of loans and leases	1.06	1.06	1.09	1.11	1.19	1.23	1.31	1.32
Allowance for credit losses as a percent of loans and leases	1.16	1.16	1.20	1.21	1.31	1.35	1.43	1.45
Nonperforming assets as a percent of loans, leases and other assets, including OREO	0.52	0.51	0.51	0.53	0.51	0.48	0.50	0.57
Underperforming assets as a percent of loans, leases and other assets, including OREO	0.74	0.74	0.71	0.73	0.74	0.72	0.73	0.82
Allowance for loan and lease losses as a percent of nonperforming assets	206.03	207.39	212.17	209.01	235.32	253.29	262.83	231.17
Allowance for loan and lease losses as a percent of underperforming assets	144.13	143.44	153.81	151.87	160.20	170.37	179.20	161.76
Allowance for credit losses as a percent of nonperforming assets	225.33	226.99	232.88	228.64	259.05	278.70	286.87	253.92
Allowance for credit losses as a percent of underperforming assets	157.64	157.00	168.83	166.14	176.36	187.47	195.60	177.67

Common Share Data
Earnings per share	$0.60	$0.71	$0.75	$0.73	$0.31	$0.84	$0.80	$0.76
Earnings per diluted share	0.60	0.71	0.75	0.72	0.31	0.83	0.79	0.75
Cash dividends per common share	0.38	0.38	0.35	0.35	0.35	0.32	0.32	0.32
Book value per share	17.00	16.93	16.82	16.04	16.00	16.11	14.97	15.77
Common shares outstanding, excluding treasury	555,623,430	554,400,091	555,938,071	554,054,749	557,648,989	561,112,890	560,804,042	562,131,643
Market price per share:
High	$42.50	$43.99	$44.67	$48.12	$52.34	$54.07	$57.00	$60.00
Low	35.04	36.38	40.24	42.05	45.32	46.59	51.13	53.27
End of period	37.72	36.75	41.17	42.98	47.30	49.22	53.78	55.37
Price/earnings ratio (b)	13.57	14.76	15.77	16.22	17.65	15.68	17.75	18.77

Supplemental Data
Common dividends declared ($ in millions)	$211	$210	$195	$194	$195	$180	$180	$180
Full-time equivalent employees	21,681	21,674	21,594	21,287	19,659	19,061	18,937	18,583
Banking centers	1,119	1,106	1,098	1,092	1,011	1,005	992	960
ATMs	2,024	1,996	1,994	1,988	1,898	1,872	1,844	1,827

(a) Presented on a fully taxable equivalent basis (“FTE”).

(b) Based on the most recent twelve-month earnings per diluted share and end of period stock prices.

Quarterly Data

	Three Months Ended
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Income Statement ($ in millions)
Interest income (FTE)	$1,359	$1,291	$1,223	$1,153	$1,090	$1,052	$1,009	$999
Interest expense	624	546	465	394	338	286	238	240
Net interest income (FTE)	735	745	758	759	752	766	771	759
Provision for loan and lease losses	134	69	60	67	65	26	90	87
Noninterest income:
Electronic payment processing revenue	200	187	180	168	173	152	148	148
Service charges on deposits	133	137	132	121	126	134	131	123
Mortgage banking net revenue	42	45	46	41	24	49	61	44
Investment advisory revenue	86	89	91	90	82	88	97	93
Other noninterest income	151	133	144	140	113	126	258	130
Operating lease revenue	9	11	15	20	27	35	44	52
Securities gains (losses), net	1	8	15	14	(78)	16	-	25
Foreign exchange income	14	12	12	13	12	11	10	11
Total noninterest income	636	622	635	607	479	611	749	626
Noninterest expense:
Salaries, wages and incentives	287	285	295	265	266	252	254	245
Employee benefits	65	70	67	82	56	64	66	76
Equipment expense	29	26	25	25	23	22	19	20
Net occupancy expense	59	54	54	54	48	45	47	46
Deposit insurance expense	2	2	2	2	2	2	6	6
Operating lease expense	6	8	10	15	20	24	32	38
Other noninterest expense	315	287	275	262	520	239	318	217
Total noninterest expense	763	732	728	705	935	648	742	648
Income from continuing operations before income taxes (FTE)	474	566	605	594	231	703	688	650
Taxable equivalent adjustment	7	8	8	8	9	9	9	9
Income from continuing operations before income taxes	467	558	597	586	222	694	679	641
Applicable income taxes	135	163	180	181	46	223	231	211
Income from continuing operations	332	395	417	405	176	471	448	430
Income from discontinued operations, net of tax	-	-	-	-	-	-	-	-
Net income	$332	$395	$417	$405	$176	$471	$448	$430
Net income available to common shareholders (a)	$332	$395	$417	$404	$176	$471	$448	$430

Regulatory Capital Data ($ in millions) (b)
Tier 1 capital	$8,209	$8,030	$7,783	$7,509	$8,522	$8,666	$8,346	$8,394
Tier 2 capital	2,031	2,016	2,131	2,125	1,654	1,674	1,763	1,727
Total risk-based capital	$10,240	$10,046	$9,914	$9,634	$10,176	$10,340	$10,109	$10,121
Total risk-weighted assets	$97,399	$95,083	$91,791	$89,401	$82,633	$80,749	$78,779	$76,587
Tier 1 capital ratio	8.43%	8.45%	8.48%	8.40%	10.31%	10.73%	10.59%	10.96%
Total risk-based capital ratio	10.51%	10.57%	10.80%	10.78%	12.31%	12.81%	12.83%	13.22%
Tier 1 leverage ratio	8.08%	7.93%	7.76%	7.62%	8.89%	9.13%	8.97%	9.23%

(a) Dividends on preferred stock are $.185 million for all quarters presented.

(b) December 31, 2005 regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$3,078	$3,372	$2,781	$2,420	$2,561	$2,313	$2,358	$2,012
Available-for-sale securities	21,924	22,537	24,647	25,101	24,687	31,557	30,180	30,577
Held-to-maturity securities	389	332	307	303	255	254	212	179
Trading securities	117	105	84	128	77	81	97	96
Other short-term investments	158	113	113	1,213	532	384	258	191
Total cash and securities	25,666	26,459	27,932	29,165	28,112	34,589	33,105	33,055

Loans held for sale	1,304	1,237	783	809	559	452	577	1,661
Portfolio loans and leases	69,925	68,754	66,296	64,902	59,808	58,036	56,679	53,912
Total loans and leases	71,229	69,991	67,079	65,711	60,367	58,488	57,256	55,573
Allowance for loan and lease losses	(744)	(727)	(722)	(717)	(713)	(713)	(744)	(713)
Bank premises and equipment	1,726	1,643	1,581	1,529	1,315	1,233	1,168	1,102
Operating lease equipment	143	159	161	224	304	394	525	658
Accrued interest receivable	511	482	451	438	397	416	397	412
Goodwill	2,169	2,176	2,178	2,167	979	980	979	738
Intangible assets	208	220	231	243	150	157	164	155
Servicing rights	441	417	378	378	352	349	358	283
Other real estate owned	54	52	52	60	63	61	54	57
Other assets	3,822	3,736	3,839	3,515	3,130	2,411	2,420	2,482
Total assets	$105,225	$104,608	$103,160	$102,713	$94,456	$98,365	$95,682	$93,802
Liabilities
Deposits:
Demand	$14,609	$14,294	$14,393	$13,960	$13,486	$12,886	$13,037	$12,374
Interest checking	18,282	18,169	18,811	19,722	19,481	19,362	19,243	19,376
Savings	11,276	10,437	9,653	9,711	8,310	8,307	7,973	7,391
Money market	6,129	5,855	4,732	4,777	4,321	4,264	2,854	2,995
Other time	9,313	8,867	8,513	8,017	6,837	6,569	6,019	5,978
Certificates - $100,000 and over	4,343	4,195	3,986	3,867	2,121	2,092	2,825	2,569
Foreign office	3,482	3,678	3,089	5,257	3,670	3,380	5,957	4,567
Total deposits	67,434	65,495	63,177	65,311	58,226	56,860	57,908	55,250
Federal funds purchased	5,323	3,548	4,523	2,669	4,714	5,368	3,851	7,501
Short-term bank notes	-	-	-	775	775	1,275	1,275	500
Other short-term borrowings	4,246	6,075	4,972	4,925	4,537	7,330	6,391	7,252
Other liabilities	3,549	3,583	3,641	3,824	3,297	3,364	3,089	3,445
Long-term debt	15,227	16,522	17,494	16,321	13,983	15,128	14,775	10,990
Total liabilities	95,779	95,223	93,807	93,825	85,532	89,325	87,289	84,938
Shareholders’ Equity
Common and preferred equity	11,138	11,038	10,762	10,569	10,507	10,515	10,225	9,989
Additional minimum pension liability	(5)	(4)	(4)	(4)	(64)	(66)	(63)	(63)
Net unrealized (losses) gains:
Available-for-sale securities	(395)	(296)	(107)	(295)	(72)	(125)	(439)	154
Qualifying cash flow hedges	(13)	(17)	(24)	(24)	(33)	(27)	(52)	8
Treasury stock, at cost	(1,279)	(1,336)	(1,274)	(1,358)	(1,414)	(1,257)	(1,278)	(1,224)
Total shareholders’ equity	$9,446	$9,385	$9,353	$8,888	$8,924	$9,040	$8,393	$8,864
Share Data
Preferred shares outstanding	9,250	9,250	9,250	9,250	9,250	9,250	9,250	9,250
Common shares outstanding, excluding treasury	555,623,430	554,400,091	555,938,071	554,054,749	557,648,989	561,112,890	560,804,042	562,131,643
Treasury shares held	27,803,674	29,027,013	27,489,033	29,372,355	25,802,702	22,338,801	22,647,649	21,320,048

Quarterly Data

	Three Months Ended
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$70,489	$68,556	$66,762	$65,076	$59,440	$57,679	$56,325	$54,688
Taxable securities	22,376	24,013	24,771	24,935	28,379	30,241	29,987	28,854
Tax exempt securities	698	787	815	856	866	890	920	995
Other short-term investments	200	115	130	328	480	282	266	231
Total interest-earning assets	93,763	93,471	92,478	91,195	89,165	89,092	87,498	84,768
Cash and due from banks	2,847	2,742	2,822	2,619	2,445	2,265	2,106	2,046
Other assets	8,105	8,207	8,182	7,909	6,171	5,603	5,447	5,828
Allowance for loan and lease losses	(727)	(721)	(717)	(714)	(719)	(748)	(720)	(699)
Total assets	$103,988	$103,699	$102,765	$101,009	$97,062	$96,212	$94,331	$91,943
Liabilities
Interest-bearing liabilities:
Interest checking	$17,828	$18,498	$19,267	$19,972	$19,345	$19,570	$19,268	$19,552
Savings	11,036	9,939	9,697	9,339	8,447	8,212	7,803	7,294
Money market	5,974	5,154	4,755	4,786	4,227	3,542	2,965	3,149
Other time	9,143	8,730	8,286	7,787	6,681	6,539	5,822	5,780
Certificates - $100,000 and over	4,354	4,156	3,946	3,539	2,106	2,459	2,836	2,213
Foreign office	3,703	3,925	3,907	4,340	4,073	3,315	4,488	5,935
Federal funds purchased	4,771	4,001	3,952	4,170	4,880	4,847	6,689	7,192
Short-term bank notes	-	-	230	775	1,188	1,275	1,045	500
Other short-term borrowings	4,408	5,619	5,190	4,933	5,140	7,152	7,441	6,837
Long-term debt	15,956	16,914	17,049	15,604	15,585	15,055	12,317	10,294
Total interest-bearing liabilities	77,173	76,936	76,279	75,245	71,672	71,966	70,674	68,746
Demand deposits	14,099	13,977	13,905	13,484	13,107	12,537	12,251	11,402
Other liabilities	3,236	3,335	3,357	3,172	3,054	2,848	2,840	3,016
Total liabilities	94,508	94,248	93,541	91,901	87,833	87,351	85,765	83,164
Shareholders’ equity	9,480	9,451	9,224	9,108	9,229	8,861	8,566	8,779
Total liabilities & shareholders’ equity	$103,988	$103,699	$102,765	$101,009	$97,062	$96,212	$94,331	$91,943
Average loans and leases (excluding held for sale)	$69,218	$67,539	$65,649	$64,269	$58,714	$57,160	$54,960	$52,927
Average common shares outstanding:
Basic	553,590,943	553,854,684	553,871,720	556,361,533	560,161,550	560,335,242	560,976,289	563,583,277
Diluted	556,321,949	557,681,044	558,176,454	561,658,848	566,107,746	566,543,043	568,715,944	571,612,473

Quarterly Data

	Three Months Ended
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Asset Quality ($ in millions)
Nonaccrual loans and leases	$294	$285	$273	$268	$228	$207	$216	$233
Renegotiated loans and leases	-	1	1	1	1	3	3	1
Other assets, including other real estate owned	67	65	66	74	74	72	64	74
Total nonperforming assets	361	351	340	343	303	282	283	308
Ninety days past due loans and leases	155	156	129	129	142	137	132	133
Total underperforming assets	$516	$507	$469	$472	$445	$419	$415	$441
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$19,299	$18,596	$18,017	$17,501	$16,058	$15,271	$15,276	$14,548
Commercial mortgage	9,188	9,138	9,091	9,048	7,636	7,644	7,541	7,197
Commercial construction	6,342	5,880	5,590	5,365	4,348	4,077	3,768	3,493
Commercial leases	3,698	3,619	3,537	3,416	3,426	3,357	3,275	3,350
Subtotal - commercial	38,527	37,233	36,235	35,330	31,468	30,349	29,860	28,588
Consumer:
Consumer mortgage	8,296	8,564	7,808	8,208	7,533	6,912	6,416	5,811
Consumer construction	695	649	611	557	378	371	340	327
Credit card	866	805	749	790	843	809	779	757
Home equity	12,000	11,766	11,521	11,085	10,508	10,243	9,848	9,294
Other consumer loans	9,250	9,236	8,343	7,840	7,586	7,595	7,676	8,428
Consumer leases	1,595	1,738	1,812	1,901	2,051	2,209	2,337	2,368
Subtotal - consumer	32,702	32,758	30,844	30,381	28,899	28,139	27,396	26,985
Total loans and leases	$71,229	$69,991	$67,079	$65,711	$60,367	$58,488	$57,256	$55,573
Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$18,909	$18,203	$17,768	$18,073	$15,565	$15,068	$14,724	$14,266
Commercial mortgage	9,159	9,095	9,042	8,385	7,617	7,582	7,327	7,034
Commercial construction	6,051	5,700	5,467	4,870	4,247	3,963	3,598	3,414
Commercial leases	3,611	3,537	3,436	3,393	3,333	3,300	3,306	3,241
Subtotal - commercial	37,730	36,535	35,713	34,721	30,762	29,913	28,955	27,955
Consumer:
Consumer mortgage	8,444	8,271	8,453	8,417	7,346	6,631	6,173	5,654
Consumer construction	673	624	576	468	378	352	326	332
Credit card	825	778	755	830	827	797	767	758
Home equity	11,884	11,702	11,325	10,909	10,403	10,056	9,557	9,131
Other consumer loans	9,251	8,868	8,089	7,752	7,592	7,651	8,187	8,441
Consumer leases	1,682	1,778	1,851	1,979	2,132	2,279	2,360	2,417
Subtotal - consumer	32,759	32,021	31,049	30,355	28,678	27,766	27,370	26,733
Total loans and leases	$70,489	$68,556	$66,762	$65,076	$59,440	$57,679	$56,325	$54,688
Nonperforming Loans ($ in millions)(non-accrual plus renegotiated)
Commercial construction loans	$31	$29	$24	$23	$13	$11	$14	$23
Commercial mortgage	51	53	56	56	51	51	47	48
Commercial loans and leases	146	140	132	132	111	99	107	111
Consumer mortgage and construction	30	31	25	24	24	22	23	25
Other consumer loans and leases	36	33	37	34	30	27	28	27
Total nonperforming loans	$294	$286	$274	$269	$229	$210	$219	$234
Credit Charge-Offs ($ in millions)
Gross charge-offs	$(137)	$(79)	$(76)	$(80)	$(84)	$(72)	$(76)	$(88)
Recoveries	20	15	21	17	19	15	17	17
Net losses charged off	$(117)	$(64)	$(55)	$(63)	$(65)	$(57)	$(59)	$(71)